UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 19, 2007
Date of Report (Date of earliest event reported)

NU-MEX URANIUM CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52660	20-1769847
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Plaza Paseo, 110 - 4801 Lang Ave. NE Albuquerque, New Mexico, United States	87109
(Address of principal executive offices)	(Zip Code)

(505) 842-5537
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 - REGULATION FD

Item 7.01        Regulation FD Disclosure.

On November 19, 2007, Nu-Mex Uranium Corp. ("Nu-Mex") issued a press release announcing its entry into a letter agreement with NWT Uranium Corp. ("NWT") regarding a proposed business combination of Nu-Mex and NWT. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information furnished pursuant to this Item 7.01 of the this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Company's filings under the Securities Act of 1934, as amended, unless otherwise expressly stated in such filing.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01        Financial Statements and Exhibits.

(a)       Financial statements of businesses acquired.

Not applicable.

(b)       Pro forma financial information.

Not applicable.

(c)       Shell company transactions.

Not applicable.

(d)       Exhibits.
Exhibit	Description
99.1	News release, dated November 19, 2007, announcing Nu-Mex Uranium Corp.'s entry into a letter agreement with NWT Uranium Corp. regarding a proposed business combination.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NU-MEX URANIUM CORP.
DATE: November 19, 2007.	/s/ D. Bruce Horton _______________________ Name: D. Bruce Horton Title: President, Chief Executive Officer and a director

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